UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         June 21, 2006 (June 20, 2006)
                         -----------------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         0-23340                     51-0332317
   --------                         -------                     ----------
(State or other                   (Commission                  (IRS Employer
  jurisdiction                    File Number)            Identification Number)
of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee                 37027
---------------------------------------------------                 -----
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 20, 2006, America Service Group Inc. (the "Company") received a letter from The NASDAQ Stock Market Listing Qualifications Department, which notified the Company that based on the appointments of William M. Fenimore, Jr., John W. Gildea, William E. Hale and John C. McCauley to the Company's Board of Directors and the appointments of Mr. Fenimore and Mr. Hale to the Company's Audit Committee, as announced on June 14, 2006, The NASDAQ Stock Market Listing Qualifications Department has determined that the Company has regained compliance with the independent director and audit committee requirements set forth in NASDAQ Marketplace Rule 4350 ("Rule 4350").

     The Company issued a press release announcing its compliance with Rule 4350. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits.

           99.1 Press Release dated June 21, 2006.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICA SERVICE GROUP INC.


Date: June 21, 2006                  By: /s/ Michael Catalano
                                         ---------------------------------------
                                         Michael Catalano
                                         Chairman, President and Chief Executive
                                         Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
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99.1       Press release dated June 21, 2006.